

VELO 3D

Third Quarter 2022 Supplementary Slides

Without Compromise

November 8, 2022

Disclaimer

Forward Looking Statement

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. The Company's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's guidance for the fourth quarter and full year 2022 (including the Company's estimates for revenue, revenue growth and gross margin), the Company's expectations regarding its ability to achieve profitability, securing substantially all parts to achieve its fourth quarter 2022 plan and positioning for continued strong growth in 2023, the Company's strategic priorities for 2022 and 2023 (including the Company's initiatives to manage its supply chain, drive operational improvements and improve profitability and working capital efficiency), the Company's expectations regarding its liquidity and capital requirements, and the Company's other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the "2021 10-K"), which was filed by the Company on March 28, 2022 and the other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to recognize the anticipated benefits of the merger transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) costs related to the merger transaction; (3) changes in the applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) the impact of the global COVID-19 pandemic; and (6) other risks and uncertainties indicated from time to time described in the 2021 10-K, including those under "Risk Factors" therein, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

* Additional information on the use of Non-GAAP financial information, industry and market data and trademarks is included in the appendix of this presentation

Benny Buller
CEO

November 8, 2022



Q322 Highlights – Strong YoY Growth

Q322 revenue of $19M – up 119% YoY

Strong demand – Q3 bookings of $27M / backlog of $66M

YTD revenue of $51M – up 3x YoY

- Supply chain shortages delayed Q3 shipments
- Adjusting 2022 revenue guidance to $75M - $80M

Increasing momentum for new market opportunities

- 2 market leading aerospace European OEMs
- New automotive application – added major OEM customer

Path to profitability with current capital resources

- Top line growth and improved productivity / efficiency
- Prudent working capital and expense management / benefit from normalized pricing



Revenue Growth ($M)
$25
$20
$15
$10
$5
$0
$70
$60
$50
$40
$30
$20
$10
$0
Q1
Q2
Q3
2021
2022
LTM

Q322 Results Impacted by Material Shortages

Supply chain disruptions

- Key component shortages affected progress of production
- Have now secured substantially all parts needed for Q4 plan
- Conditions remain challenging

New product launch impact

- First production of Sapphire XC 1MZ - testing cycle longer than plan
- Shipped first Sapphire XC-1MZ in Q4'22

Strategic initiatives in place to address supply chain challenges


VELO

Driving Operational Improvement

Q3 Accomplishments

- Build out of supply chain team and processes – reduce supply shortages
- Improved purchasing and inventory planning
- Increased efficiency through reorganization of production floor

Q422 and 2023: Grow output by efficiency gains – not investment

- Materially reduce BOM cost – outsourcing, increased volume
- Reduce production cycle time – continuous closed loop learning
- Staggering deliveries to reduce inventory levels



Expanding Market Footprint Drives Growth

Sales organization now in place to deliver next growth phase

Booked 3 new landmark customers in new markets

- 2 market leading European aerospace OEMs
- Major U.S. automotive OEM

3 customers purchased more than 1 system

- Testament to increasing credibility of technology in market

First delivery of tool steel machine for automotive applications

- Rapid adoption – first orders within a few months of announcement
- Technology enables higher throughput of die cast production

Further diversifying market presence outside of space sector

- Added new Aviation, Automotive, Defense and Energy customers



VELO3D

Bill McCombe
CFO

November 8, 2022



Financial Summary

	Q3 22	Q2 22	Q3 21
Total Revenue	$19.1	$19.6	$8.7
Year of Sale	16.5	17.6	7.3
Recurring Revenue	2.6	2.0	1.4
Cost of Goods sold	19.2	18.4	$7.2
Gross Profit	(0.1)	1.2	$1.5
% Gross Margin	(1%)	6%	17%
Total Operating Expenses	27.8	27.5	16.5
Adjusted Operating Expenses[1]	22.7	22.5	15.0
Adjusted EBITDA[1]	(21.2)	(19.8)	(13.0)
Net Income (Loss)	(75.2)	128.0	(66.6)

1. Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under "Non-GAAP Financial Information." Adjusted Operating Expenses excludes stock-based compensation, among other items. Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation, fair value liabilities and charges related to the loss on the fair value of convertible note modifications as well as merger related transactional cots.

Strong Balance Sheet Supports Growth Plan



$142m
$21
$3
$5
$113m
Q2 2022 End
Adj. EBITDA
Working Capital
Capex
Q3 2022 End

Balance Sheet – September 30, 2022 ($m)	
Cash and Investments	$113
Other Current Assets	97
Long Term Assets	47
Total Assets	$257
Current Liabilities (less debt)	60
Total Debt	6
Long Term Liabilities	13
Earnout/Warrant Liability	64
Shareholders Equity	113
Total Liabilities and Equity	$257

Outlook

Expect 2022 revenue in the range of $75 - $80M, up approximately 180% YoY

- Q4 revenue of $24 - $29M, up 25% - 50% sequentially
- Q4 gross margin of 5% - 10%*

Adjustment reflects impact of:

- Shipment delays on Q3 revenues,
- Continuing supply chain risks in Q4
- Potential Sapphire XC 1MZ production timing risks

Focus for Q4 & 2023: improve profitability and working capital efficiency within existing capital resources



* Fourth quarter 2022 gross margin range assumes no impact from potential non-recurring charges or inventory adjustments

Q&A



Appendix

+1 (408) 610-3915

info@velo3d.com

511 Division St.
Campbell, CA 95008

Non-GAAP Reconciliation - Adjusted Operating Expenses (Unaudited)

Velo3D, Inc.
NON-GAAP Adjusted Operating Expenses Reconciliation
(Unaudited)

(In thousands, except for percentages)

	Three months ended				Nine months ended				Three months ended			
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021		June 30, 2022		June 30, 2021	
		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev
Revenue	$ 19,115	100.0 %	$ 8,711	100.0 %	$ 50,977	100.0 %	$ 17,029	100.0 %	$ 19,644	100.0 %	$ 7,146	100.0 %
Operating expenses												
Research and development	12,558	65.7 %	7,987	91.7 %	38,438	75.4 %	19,081	112.1 %	12,965	66.0 %	6,399	89.5 %
Selling and marketing	5,632	29.5 %	3,346	38.4 %	17,864	35.0 %	7,706	45.3 %	6,249	31.8 %	2,337	32.7 %
General and administrative	9,642	50.4 %	5,158	59.2 %	27,191	53.3 %	15,162	89.0 %	8,259	42.0 %	5,218	73.0 %
Total operating expenses	**27,832**	145.6 %	**16,491**	189.3 %	**83,493**	163.8 %	**41,949**	246.3 %	**27,473**	139.9 %	**13,954**	195.3 %
Stock-based compensation	5,157	27.0 %	676	7.8 %	15,090	29.6 %	1,751	10.3 %	4,976	25.3 %	760	10.6 %
Merger related transactional costs	—	— %	846	9.7 %	—	— %	4,360	25.6 %	—	— %	1,583	22.2 %
Adjusted operating expenses	**$ 22,675**	118.6 %	**$ 14,969**	171.8 %	**$ 68,403**	134.2 %	**$ 35,838**	210.5 %	**$ 22,497**	114.5 %	**$ 11,611**	162.5 %

Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited)

Velo3D, Inc.
NON-GAAP Adjusted EBITDA Reconciliation
(Unaudited)

(In thousands, except for percentages)

	Three months ended				Nine months ended				Three months ended			
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021		June 30, 2022		June 30, 2021	
		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev
Revenue	$ 19,115	100.0 %	$ 8,711	100.0 %	$ 50,977	100.0 %	$ 17,029	100.0 %	$ 19,644	100.0 %	$ 7,146	100.0 %
Net Income (Loss)	**(75,195)**	(393.4)%	**(66,578)**	(764.3)%	**(12,587)**	(24.7)%	**(92,663)**	(544.1)%	**127,950**	651.3 %	**(12,538)**	(175.5)%
Interest expense	129	0.7 %	986	11.3 %	362	0.7 %	1,630	9.6 %	92	0.5 %	524	7.3 %
Tax expense	—	— %	—	— %	—	— %	—	— %	—	— %	—	— %
Depreciation and amortization	1,220	6.4 %	584	6.7 %	3,328	6.5 %	1,276	7.5 %	1,087	5.5 %	329	4.6 %
EBITDA	$ (73,846)	(386.3)%	$ (65,008)	(746.3)%	$ (8,897)	(17.5)%	$ (89,757)	(527.1)%	$ 129,129	657.3 %	$ (11,685)	(163.5)%
Stock-based compensation	5,157	27.0 %	676	7.8 %	15,090	29.6 %	1,751	10.3 %	4,976	25.3 %	760	10.6 %
(Gain) Loss on fair value of warrants	6,612	34.6 %	1,892	21.7 %	(11,039)	(21.7)%	3,633	21.3 %	(23,665)	(120.5)%	227	3.2 %
(Gain) Loss on fair value of contingent earnout liabilities	40,885	213.9 %	(2,014)	(23.1)%	(58,110)	(114.0)%	(2,014)	(11.8)%	(130,227)	(662.9)%	—	— %
Adjusted EBITDA	$ **(21,192)**	(110.9)%	$ **(64,454)**	(739.9)%	$ **(62,956)**	(123.5)%	$ **(86,387)**	(507.3)%	$ **(19,787)**	(100.7)%	$ **(10,698)**	(149.7)%
Merger related transactional costs	—	— %	846	9.7 %	—	— %	4,360	25.6 %	—	— %	1,583	22.2 %
Loss on the convertible note modification	—	— %	50,577	580.6 %	—	— %	50,577	297.0 %	—	— %	—	— %
Adjusted EBITDA excluding merger related transactional costs and loss on fair value on the convertible note modification	$ **(21,192)**	(110.9)%	$ **(13,031)**	(149.6)%	$ **(62,956)**	(123.5)%	$ **(31,450)**	(184.7)%	$ **(19,787)**	(100.7)%	$ **(9,115)**	(127.6)%

Non-GAAP Reconciliation - Non-GAAP Net Loss (Unaudited)

Velo3D, Inc.
NON-GAAP Net Income (Loss) Reconciliation
(Unaudited)

	Three months ended		Three months ended		Nine months ended		Nine months ended		Three months ended		Three months ended	
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021		June 30, 2022		June 30, 2021	
	(In thousands, except for percentages)											
		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev
Revenue	$ 19,115	100.0 %	$ 8,711	100.0 %	$ 50,977	100.0 %	$ 17,029	100.0 %	$ 19,644	100.0 %	$ 7,146	100.0 %
Gross Profit	(121)	(0.6)%	1,474	16.9 %	1,126	2.2 %	3,268	19.2 %	1,232	6.3 %	2,184	30.6 %
Net Income (Loss)	**$ (75,195)**	(393.4)%	**$ (66,578)**	(764.3)%	**$ (12,587)**	(24.7)%	**$ (92,663)**	(544.1)%	**$ 127,950**	651.3 %	**$ (12,538)**	(175.5)%
Stock-based compensation	5,157	27.0 %	676	7.8 %	15,090	29.6 %	1,751	10.3 %	4,976	25.3 %	760	10.6 %
Loss on the convertible note modification	—	— %	50,577	580.6 %	—	— %	50,577	297.0 %	—	— %	—	— %
(Gain) Loss on fair value of warrants	6,612	34.6 %	1,892	21.7 %	(11,039)	(21.7)%	3,633	21.3 %	(23,665)	(120.5)%	227	3.2 %
(Gain) Loss on fair value of contingent earnout liabilities	40,885	213.9 %	(2,014)	(23.1)%	(58,110)	(114.0)%	(2,014)	(11.8)%	(130,227)	(662.9)%	—	— %
Merger related transactional costs	—	— %	846	9.7 %	—	— %	4,360	25.6 %	—	— %	1,583	22.2 %
Non-GAAP Net Loss	**$ (22,541)**	(117.9)%	**$ (14,601)**	(167.6)%	**$ (66,646)**	(130.7)%	**$ (34,356)**	(201.7)%	**$ (20,966)**	(106.7)%	**$ (9,968)**	(139.5)%

Disclaimer

Industry and Market Data

In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Non-GAAP Financial Information

The Company uses non-GAAP financial measures, such as Adjusted operating expenses, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding merger costs and loss on convertible note extinguishment, and Non-GAAP net income (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. The Company also believes that the presentation of these non-GAAP financial measures in this presentation provides an additional tool for investors to use in comparing the Company's core business and results of operations over multiple periods. However, the non-GAAP financial measures presented in this presentation may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented in this presentation should not be considered as the sole measure of the Company's performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with generally accepted accounting principles accepted in the United States ("GAAP"). For reconciliations of these non-GAAP financial measures to the Company's GAAP financial measures, see Appendix A to this presentation. You should review these reconciliations and not rely on any single financial measure to evaluate the Company business.



Third Quarter 2022 Supplementary Slides

Without Compromise

November 8, 2022